Exhibit 99.1
For information, contact: Thomas V. Cholnoky
(212) 365-2292
TRANSATLANTIC BOARD OF DIRECTORS TO REVIEW UNSOLICITED EXCHANGE
OFFER FROM VALIDUS
Stockholders Advised To Take No Action At This Time
     NEW YORK — July 25, 2011 — Transatlantic Holdings, Inc. (NYSE: TRH) (“Transatlantic”) today confirmed that Validus Holdings, Ltd. (NYSE: VR) (“Validus”) has commenced an unsolicited exchange offer to acquire all outstanding common shares of Transatlantic. Pursuant to the Validus exchange offer, Transatlantic stockholders would receive 1.5564 Validus voting common shares and $8.00 in cash for each share of Transatlantic common stock held (the “Exchange Offer”).
     As previously announced, Transatlantic entered into a definitive merger agreement with Allied World Assurance Company Holdings, AG (NYSE: AWH) (“Allied World”) on June 12, 2011 (the “Allied World Merger Agreement”), under which Transatlantic and Allied World would combine in a merger of equals, with stockholders of Transatlantic receiving 0.88 Allied World common shares for each share of Transatlantic common stock (together with cash in lieu of any fractional shares). The Transatlantic Board of Directors reaffirms its recommendation of, and its declaration of advisability with respect to, the Allied World Merger Agreement.
     Transatlantic’s Board of Directors, consistent with its fiduciary duties and in consultation with its independent financial and legal advisors, will carefully review and evaluate the Exchange Offer. Transatlantic stockholders are advised to take no action at this time pending the review of the Exchange Offer by Transatlantic’s Board of Directors.
     Transatlantic intends to make the Board’s position on the Exchange Offer available to stockholders in a solicitation/recommendation statement on Schedule 14D-9, to be filed with the Securities and Exchange Commission within the next ten business days and published on Transatlantic’s website at www.transre.com.
     Goldman, Sachs & Co. and Moelis & Co. LLC are acting as financial advisors and Gibson, Dunn & Crutcher LLP is acting as legal counsel to Transatlantic.
About Transatlantic Holdings, Inc.
     Transatlantic Holdings, Inc. (“TRH”) is a leading international reinsurance organization headquartered in New York, with operations on six continents. Its subsidiaries, Transatlantic Reinsurance Company®, Trans Re Zurich Reinsurance Company Ltd. and Putnam Reinsurance Company, offer reinsurance capacity on both a treaty and facultative basis — structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.
     Visit — www.transre.com — for additional information about TRH.
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Additional Information about the Proposed Merger with Allied World and Where to Find It
     Allied World has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Transatlantic and Allied World that also constitutes a prospectus of Allied World in connection with a proposed merger between Transatlantic and Allied World. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Allied World may file with the SEC or send to their stockholders in connection with the proposed merger. Investors and security holders are urged to read the registration statement on Form S-4, including the preliminary joint proxy statement/prospectus filed and other relevant documents that will be filed with the SEC (including the definitive joint proxy statement/prospectus), as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Allied World’s Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
Additional Information About the Exchange Offer
     This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. Transatlantic intends to file a solicitation/recommendation statement with respect to the Exchange Offer with the SEC within 10 business days of the commencement of the Exchange Offer. Investors and security holders are urged to read the solicitation/recommendation statement with respect to the Exchange Offer and other relevant documents that are filed with the SEC, as they become available because they will contain important information about the Exchange Offer. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
Participants in the Solicitation
     Transatlantic, Allied World and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders and the preliminary joint proxy statement/prospectus related to the proposed merger, which was filed by Allied World with the SEC on July 7, 2011. Information about Allied World’s directors and executive officers is available in Allied World’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders and the preliminary joint proxy statement/prospectus related to the proposed merger, which was filed with the SEC on July 7, 2011. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, may be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions.
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Cautionary Note Regarding Forward-Looking Statements
     This communication contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain Transatlantic’s or Allied World’s stockholder approval or the failure to satisfy other conditions to completion of the proposed merger with Allied World, including receipt of regulatory approvals; risks that the proposed merger disrupts current plans and operations; risks that the unsolicited Exchange Offer disrupts current plans and operations, including the proposed merger; the ability to retain key personnel; the ability to recognize the benefits of the proposed merger; the amount of the costs, fees, expenses and charges related to the proposed merger and the Exchange Offer; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of loss reserves; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors; and other risks detailed in the “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of Transatlantic’s Form 10-K and other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.
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Contacts:
Investors:
Thomas V. Cholnoky
Transatlantic Holdings, Inc.
Senior Vice President, Investor Relations
1-212-365-2292
investor_relations@transre.com
or
Tom Gardiner / 1-212-440-9872
Donna Ackerly / 1-212-440-9837
Georgeson Inc.
transatlantic@georgeson.com
Media:
Steve Frankel/Matt Sherman
Joele Frank, Wilkinson Brimmer Katcher
1-212-355-4449
sfrankel@joelefrank.com
msherman@joelefrank.com
or
Anthony Herrling/JoAnne Barrameda
Brainerd Communicators
1-212-986-6667
Ex. 738 (Herrling)/ex. 749 (Barrameda)
herrling@braincomm.com
barrameda@braincomm.com